UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.
20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2022

Welltower Inc.

Welltower OP LLC
(Exact name of registrant as specified in its charter)

Welltower Inc.

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Welltower OP LLC

Delaware	333-264093-01	88-1538732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419)
247-2800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Welltower Inc.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	WELL	New York Stock Exchange

Welltwer OP LLC

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
4.800% Notes due 2028	WELL/28	New York Stock Exchange
4.500% Notes due 2034	WELL/34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule
405
of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events .

As disclosed in the Current Report on Form
8-K12B
filed by Welltower Inc. on April 1,
2022
, in connection with the previously announced Welltower UPREIT reorganization, Welltower Inc. and Welltower OP LLC (“Welltower OP”) entered into a supplemental indenture to the Indenture, dated as of March 15, 2010 (as amended and supplemented, the “Indenture”), among Welltower OP, as issuer, Welltower Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee, pursuant to which Welltower Inc. fully and unconditionally guaranteed all series of senior unsecured notes issued by Welltower OP under the Indenture.

Welltower OP is a consolidated subsidiary of Welltower Inc., and the guarantees described above also meet the other requirements of Rule
3-10
of Regulation
S-X
(including, beginning with the Quarterly Report on Form
10-Q
to be filed by Welltower, Inc. in respect of the quarter ended June 30, 2022, the requirement for Welltower Inc., as the parent guarantor of Welltower OP debt securities, to include certain additional disclosures in its annual and quarterly reports as required by Rule
13-01
of Regulation
S-X).
Accordingly, Welltower OP is eligible for the exemption from all reporting obligations under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), provided in Rule
12h-5
under the Exchange Act and expects to rely upon such exemption from the date hereof for so long as it remains eligible for such exemption under Rule
12h-5
or any successor provisions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:	/s/ MATTHEW MCQUEEN
Name:	Matthew McQueen
Title:	Executive Vice President - General Counsel & Corporate Secretary

WELLTOWER OP LLC

By:	/s/ MATTHEW MCQUEEN
Name:	Matthew McQueen
Title:	President

Date: August 8, 2022